EXHIBIT 10.1

AMENDMENT NO. 5 TO AMENDED AND RESTATED
CREDIT FACILITIES AGREEMENT

This AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT (this “Agreement”) is entered into and effective as of April 15, 2008, by and among (1) Pomeroy IT Solutions, Inc. (formerly known as, Pomeroy Computer Resources, Inc., and as successor by merger with Val Tech Computer Systems, Inc.), (2) Pomeroy Select Integration Solutions, Inc., (3) Pomeroy Staffing Solutions, LLC (formerly, prior to conversion, Pomeroy Select Advisory Services, Inc.), (4) Pomeroy IT Solutions Sales Company, Inc. (formerly known as, Pomeroy Computer Resources Sales Company, Inc., and as successor by merger with TheLinc, LLC and as successor by merger with Micrologic Business Systems of K.C., LLC), (5) Pomeroy Computer Resources Holding Company, Inc., (6) Pomeroy Computer Resources Operations, LLP, (7) PCR Holdings, Inc. (formerly known as, Technology Integration Financial Services, Inc.), (8) PCR Properties, LLC (formerly, prior to conversion, PCR Properties, Inc., and prior to such conversion, formerly known as, T.I.F.S. Advisory Services, Inc.), (9) Alternative Resources Corporation, a Delaware corporation (as successor by merger with Pomeroy Acquisition Sub, Inc.), (10) ARC Service, Inc., a Delaware corporation, (11) ARC Staffing Management LLC, a Delaware limited liability company, (12) ARC Shared Services LLC, a Delaware limited liability company, (13) ARC Technology Management LLC, a Delaware limited liability company, (14) ARC Solutions, Inc., a Delaware corporation, and (15) ARC Midholding, Inc., a Delaware corporation (collectively and separately referred to as, “Borrower” or “Borrowers”), and GE Commercial Distribution Finance Corporation, formerly known as Deutsche Financial Services Corporation (“GECDF”), as Administrative Agent, and GECDF and the Lenders.

Recitals:

A.
Borrower, Administrative Agent and Lenders are party to that certain Amended and Restated Credit Facilities Agreement dated as of June 25, 2004, as amended by Amendment No. 1 (with Waiver) to Amended and Restated Credit Facilities Agreement dated as of March 31, 2006, as amended by Amendment No. 2 (with Waiver) to Amended and Restated Credit Facilities Agreement dated as of April 13, 2006, as amended by Amendment No. 3 (with Waiver) to Amended and Restated Credit Facilities Agreement dated as of June 23, 2006, as amended by Amendment No. 4 to Amended and Restated Credit Facilities Agreement dated as of June 25, 2007, and as further amended or modified or consented to from time to time (the “Loan Agreement”).

B.	The Lenders and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

Agreement

Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and the Lenders hereby agree as follows:

1.           Definitions.  All references to the “Agreement” or the “Loan Agreement” in the Loan Agreement and in this Agreement shall be deemed to be references to the Loan Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time.  Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

2.           Effectiveness of Agreement.  This Agreement shall become effective as of the date first written above, but only if this Agreement has been executed by Borrower, Administrative Agent and each of the Lenders, and only if all of the documents listed on Exhibit A to this Agreement have been delivered and, as applicable, executed, sealed, attested, acknowledged, certified, or authenticated, each in form and substance satisfactory to Administrative Agent and the Lenders, and the Fifth Amendment Fee (as defined on Exhibit A) has been paid in same day funds.  The Fifth Amendment Fee shall be paid pro rata to, and shared pro rata by, each Lender.

3.           Waivers for January 5, 2008 Covenants.  Borrower has notified Administrative Agent that Borrower has violated Section 15.2 (Minimum Tangible Net Worth) of the Loan Agreement for the January 5, 2008 computation date, Section 15.4 (Minimum Fixed Charges) of the Loan Agreement for the January 5, 2008 computation date, and, during the Borrower’s fiscal quarter ending January 5 ,2008, redeemed some of its Capital Securities while there was an Existing Default in violation of Section 14.10.1 of the Loan Agreement.  Under Section 16.1.7 of the Loan Agreement, Borrower’s violation of Section 15.2 of the Loan Agreement, Section 15.4 of the Loan Agreement and Section 14.10.1 of the Loan Agreement, each constitutes an Event of Default (collectively, such violations being, the “January Events of Default”).

The Borrower has requested that the Required Lenders waive the January Events of Default.  The Required Lenders hereby waive the January Events of Default.

The waivers contained in this Section 3 are specific in intent and are valid only for the specific purpose for which they are given.  Nothing contained herein obligates Administrative Agent or any Lender to agree to any additional waivers of any provisions of any of the Loan Documents, including but not limited to, Section 15.2 of the Loan Agreement, Section 15.4 of the Loan Agreement and Section 14.10.1 of the Loan Agreement.  The waivers contained in this Section 3 are waivers of only the January Events of Default, and shall not operate as a waiver of Administrative Agent's or any Lenders' right to exercise remedies resulting from (i) any other existing and/or continuing Defaults or Events of Default whether or not of a similar nature and whether or not Administrative Agent or any Lender is actually aware of any such existing and/or continuing Defaults or Events of Default, or (ii) any future Defaults or Events of Default, whether or not of a similar nature and whether or not known to Administrative Agent or any Lender.

4.           Waivers for April 5, 2008 Covenant Defaults.  Borrower has notified the Administrative Agent pursuant to Section 13.10 of Credit Agreement that it has breached Section 15.2 (Minimum Net Worth) for the April 5, 2008 computation date, Section 15.3 (Maximum Net Loss After Tax) for the April 5, 2008 computation date, and Section 15.4 (Minimum Fixed Charge Coverage) for the April 5, 2008 computation date and, during the Borrower’s fiscal quarter ending April 5 ,2008, redeemed some of its Capital Securities while there was an Existing Default in violation of Section 14.10.1 of the Loan Agreement.  Under Section 16.1.7 of the Loan Agreement, Borrower’s violation of Section 15.2 of the Loan Agreement, Section 15.3 of the Loan Agreement, Section 15.4 of the Loan Agreement and Section 14.10.1 of the Loan Agreement, each constitutes an Event of Default (collectively, such violations being, the “April Events of Default”).

The Borrower has requested that the Required Lenders waive the April Events of Default.  The Required Lenders hereby waive the April Events of Default.

The waivers contained in this Section 4 are specific in intent and are valid only for the specific purpose for which they are given.  Nothing contained herein obligates Administrative Agent or any Lender to agree to any additional waivers of any provisions of any of the Loan Documents, including but not limited to, Section 15.2 of the Loan Agreement, Section 15.3 of the Loan Agreement, Section 15.4 of the Loan Agreement and Section 14.10.1 of the Loan Agreement.  The waivers contained in this Section 4 are waivers of only the April Events of Default, and shall not operate as a waiver of Administrative Agent's or any Lenders' right to exercise remedies resulting from (i) any other existing and/or continuing Defaults or Events of Default whether or not of a similar nature and whether or not Administrative Agent or any Lender is actually aware of any such existing and/or continuing Defaults or Events of Default, or (ii) any future Defaults or Events of Default, whether or not of a similar nature and whether or not known to Administrative Agent or any Lender.

5.           Amendments.  The Loan Agreement is hereby amended as follows:

5.1.           Required Lenders.  Section 2.5 of the Loan Agreement is deleted in its entirety and replaced with the following:

“2.5.  References to Required Lenders.  The words “Required Lenders” means any one or more Lenders whose shares of Lenders’ Exposure at the relevant time aggregate at least 66.6667% (subject to the terms of Section 7.5); provided, however, if, at any time, there shall be two or fewer Lenders, then “Required Lenders” means all such Lenders.”

5.2.           Revolving Loans Aggregate Amount.  Section 3.1.1 of the Loan Agreement is deleted and replaced with the following:

“3.1.1.  Aggregate Amount.  Subject to the limitations in Section 3.1.2, Section 3.6 and elsewhere herein, each Lender commits to make available to Borrower, from the Effective Date to the Revolving Loan Maturity Date, such Lender’s pro-rata share (as listed on Exhibit 3 hereto) of an “Aggregate Revolving Loan Commitment” that is initially Sixty Eight Million Seven Hundred Thousand Dollars ($68,700,000), but which may decrease from time to time as provided herein, minus the outstanding amount of the Swingline Loans and minus the outstanding amount of the Aggregate Floorplan Loans made and outstanding Approvals granted due to any unused portion of the Aggregate Revolving Loan Facility as provided in Section 3.2.1, by funding such Lender’s pro-rata share of Revolving Loan Advances made from time to time by Administrative Agent as provided herein.  Subject to the limitations in Section 3.1.2 and elsewhere herein, payments and prepayments that are applied to reduce the Aggregate Revolving Loan may be reborrowed through Revolving Loan Advances.  Each Lender’s Revolving Loan Commitment is its pro-rata share of the Aggregate Revolving Loan Commitment.  Upon any reduction of the Aggregate Revolving Loan Commitment permitted in this Agreement, each Lender’s Revolving Loan Commitment will automatically reduce by such Lender’s pro-rata share of such reduction of the Aggregate Revolving Loan Commitment.”

5.3.           Limitations on Revolving Loan Advances.  Section 3.2.1 of the Loan Agreement is deleted and replaced with the following:

“3.2.1.  Floorplan Loan Facility Generally.  Each Lender shall, subject to the terms and limitations in this Section 3.2, Section 3.6, and elsewhere herein, make available to Borrower such Lender’s pro-rata share (as listed on Exhibit 3 hereto) of an “Aggregate Floorplan Loan Facility” that is (A) Sixty Eight Million Seven Hundred Thousand Dollars ($68,700,000) plus, if applicable, (B) at any time, the unused portion of the Aggregate Revolving Loan Facility, by funding such Lender’s pro-rata share thereof as provided for herein.  Each Lender’s Floorplan Loan Facility is its pro-rata share of the Aggregate Floorplan Loan Facility.  All Floorplan Loan Advances and Interim Floorplan Loan Advances will be made directly to approved Vendors and not to the Borrower.  No Floorplan Loan Advance will be made which would result in either: (i) the sum of the Aggregate Floorplan Loan, the Interim Floorplan Loan, and all unfunded Approvals, exceeding Total Aggregate Facility Limit; or (ii) the Lenders’ Exposure exceeding the Total Aggregate Facility Limit.  Subject to the terms of this Agreement, payments and prepayments that are applied to reduce the Aggregate Floorplan Loan may be re-borrowed through subsequent Floorplan Loan Advances, subject to the terms and conditions of this Agreement and the Loan Documents.  The Aggregate Floorplan Loan Facility is not a commitment to lend or advance funds but is a discretionary facility.  From and after the date on which the Administrative Agent has actual knowledge of an Event of Default under Section 16.1.1 or under Section 16.1.12, no further Approvals will be issued and except with respect to existing unfunded Approvals, no further Floorplan Loan Advances shall be made.  From and after the date on which Administrative Agent has actual knowledge of any other Event of Default, no further Approvals will be issued if the Administrative Agent so chooses in its discretion to no longer issue Approvals or if the Required Lenders direct the Administrative Agent to no longer issue Approvals, and except with respect to existing unfunded Approvals, no further Floorplan Loan Advances shall be made.”

5.4.           Total Aggregate Facility Limit.  Section 3.6 of the Loan Agreement is deleted and replaced with the following:

“3.6.  Total Aggregate Facility Limit.  Notwithstanding the Commitments herein or anything else contained in this Agreement or any of the other Loan Documents to the contrary, Borrower, Administrative Agent and each Lender acknowledge and agree that at no time shall the Aggregate Revolving Loan, the Swingline Loan, the Aggregate Floorplan Loan, the Interim Floorplan Loan, the Letter of Credit Exposure and all unfunded Approvals, exceed Sixty Eight Million Seven Hundred Thousand Dollars ($68,700,000) in the aggregate (the “Total Aggregate Facility Limit”).”

5.5.           Minimum Tangible Net Worth.  Section 15.2 of the Loan Agreement is deleted in its entirety and replaced with the following:

“15.2.  Minimum Tangible Net Worth.  Each Borrower covenants that Tangible Net Worth on the last day of each fiscal quarter shall be no less than Seventy Million Dollars ($70,000,000).”

5.6.           Exhibit 3.  The existing Exhibit 3 to the Credit Agreement as set forth on Exhibit C attached hereto is deleted and replaced with the Exhibit 3 s set forth on Exhibit D attached hereto.

5.7.           Schedule II to the Compliance Certificate.  The existing Schedule II to the Compliance Certificate is amended to reflect the amendment in Section 5.5 above.

6.           Representations and Warranties of Borrower.  Each Borrower hereby represents and warrants to Administrative Agent and the Lenders that (i) such Borrower’s execution of this Agreement has been duly authorized by all requisite action of such Borrower, (ii) no consents are necessary from any third parties for such Borrower’s execution, delivery or performance of this Agreement, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the disclosure schedule attached to the Loan Agreement and attached hereto as Exhibit B, all of the representations and warranties contained in Section 11 of the Loan Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement, and (v) after giving effect to this Agreement, there is no Existing Default.

7.           Customer Identification - USA PATRIOT Act Notice.  Administrative Agent and each Lender hereby notifies the Borrowers and each other Covered Person that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (as amended from time to time (including any successor statute) and together with all rules promulgated thereunder, collectively, the “Act”), it is required to obtain, verify and record information that identifies the Borrowers and each other Covered Person, which information includes the name and address of the Borrowers and each other Covered Person and other information that will allow Administrative Agent and each Lender to identify the Borrowers and each other Covered Person in accordance with the Act.

8.           Reaffirmation.  Each Borrower hereby represents, warrants, acknowledges and confirms that (i) except as specifically modified by the terms of this Agreement, the Loan Agreement and the other Loan Documents remain in full force and effect as amended by this Agreement, (ii) such Borrower has no defense to its obligations under the Loan Agreement and the other Loan Documents, and the Loan Obligations are due and owing to the Administrative Agent and the Lenders without setoff or counterclaim, (iii) the Security Interests of the Administrative Agent (held for the ratable benefit of the Lenders) under the Security Documents secure all the Loan Obligations, are reaffirmed in all respects, continue in full force and effect, have the same priority as before this Agreement, and are not impaired or extinguished in any respect by this Agreement, and (iv) such Borrower has no claim against Administrative Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents and any such claim is hereby irrevocably waived and released and discharged forever.  Until the Loan Obligations are paid in full in cash and all obligations and liabilities of each Borrower under this Agreement and the Loan Documents are performed and paid in full in cash, each Borrower agrees and covenants that they are respectively bound by the covenants and agreements set forth in the Loan Agreement, Loan Document and in this Agreement.  The Borrowers hereby ratify and confirm the Loan Obligations.  This Agreement does not create or constitute, and is not, a novation of the Loan Agreement and the other Loan Documents.

9.           Release.  As a material part of the consideration for Administrative Agent and each Lender entering into this Agreement, each Borrower, jointly and severally, for themselves and their officers, directors, employees and agents (collectively “Releasor”) hereby forever releases, forever waives and forever discharges Administrative Agent, each Lender, and Administrative Agent’s and each Lender’s predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as “Administrative Agent and Lender Group”), jointly and severally, from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, and whether arising under, arising in connection with, or arising from, the Loan Agreement, and the other Loan Documents or otherwise, whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether presently accrued or to accrue hereafter, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which Releasor may have or claim to, have against any of Administrative Agent and Lender Group.

10.           Governing Law.  This Agreement has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

11.           Section Titles.  The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

12.           Fees and Expenses.  Borrower shall promptly pay to Administrative Agent all fees, expenses and other amounts owing to Administrative Agent under the Loan Agreement and the other Loan Documents upon demand, including, without limitation, all reasonable fees, costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement.

13.           Counterparts; Facsimile Transmissions.  This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

14.           Incorporation By Reference.  Administrative Agent, the Required Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.  This Agreement is a Loan Document.

15.           Notice—Insurance.  The following notice is given pursuant to Section 427.120 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL.  THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS.  THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL.  YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT.  IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE.  THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION.  THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

16.           Notice—Oral Commitments Not Enforceable.  The following notice is given pursuant to Sections 432.045 and 432.047 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

POMEROY IT SOLUTIONS, INC.
(formerly known as, Pomeroy Computer Resources, Inc.,
as successor by merger with Val Tech Computer Systems, Inc.)

By:
Name:
Title:

POMEROY SELECT INTEGRATION SOLUTIONS, INC.

By:
Name:
Title:

POMEROY SELECT ADVISORY SERVICES, LLC
(formerly, prior to conversion, Pomeroy Select Advisory Services, Inc.)

By:
Name:
Title:

POMEROY IT SOLUTIONS SALES COMPANY, INC.
(formerly known as, Pomeroy Computer Resources Sales Company, Inc., and as successor by merger with TheLinc, LLC and as successor by merger with Micrologic Business Systems of K.C., LLC)

By:
Name:
Title:

POMEROY COMPUTER RESOURCES HOLDING COMPANY, INC.

By:
Name:
Title:

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POMEROY COMPUTER RESOURCES OPERATIONS, LLP

By: Pomeroy Computer Resources, Inc., its partner

By:
Name:
Title:

PCR HOLDINGS, INC.
(formerly known as, Technology Integration Financial Services, Inc.)

By:
Name:
Title:

PCR PROPERTIES, LLC
(formerly, prior to conversion, PCR Properties, Inc.,
and prior to such conversion, formerly known as, T.I.F.S. Advisory Services, Inc.)

By:
Name:
Title:

ALTERNATIVE RESOURCES CORPORATION
(as successor by merger with Pomeroy Acquisition Sub, Inc.)

By:
Name:
Title:

ARC SERVICE, INC.

By:
Name:
Title:

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ARC STAFFING MANAGEMENT LLC

By:
Name:
Title:

ARC SHARED SERVICES LLC

By:
Name:
Title:

ARC TECHNOLOGY MANAGEMENT LLC

By:
Name:
Title:

ARC SOLUTIONS, INC.

By:
Name:
Title:

ARC MIDHOLDING, INC.

By:
Name:
Title:

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GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION,
formerly known as Deutsche Financial Services Corporation,
as Administrative Agent and as a Lender

By:
Name:
Title:

NATIONAL CITY BANK, as a Lender

By:
Name:
Title:

{end of signatures}

Exhibit A

Documents and Requirements

1.	Amendment No. 5 to Amended and Restated Credit Facilities Agreement executed by Borrower and each Lender.

2.	Receipt of a fully-executed Master Assignment and Acceptance Agreement.

3.	Secretary’s Certificate (certifying resolutions) for each of the following:

a)	Pomeroy IT Solutions, Inc. (formerly known as, Pomeroy Computer Resources, Inc., and as successor by merger with Val Tech Computer Systems, Inc.),
b)	Pomeroy Select Integration Solutions, Inc.,
c)
Pomeroy IT Solutions Sales Company, Inc. (formerly known as, Pomeroy Computer Resources Sales Company, Inc., and as successor by merger with TheLinc, LLC and as successor by merger with Micrologic Business Systems of K.C., LLC),

d)	Pomeroy Computer Resources Holding Company, Inc.,
e)	PCR Holdings, Inc. (formerly known as, Technology Integration Financial Services, Inc.),
f)	Alternative Resources Corporation, a Delaware corporation (as successor by merger with Pomeroy Acquisition Sub, Inc.),
g)	ARC Service, Inc., a Delaware corporation,
h)	ARC Solutions, Inc., a Delaware corporation, and
i)	ARC Midholding, Inc., a Delaware corporation

4.	Secretary’s Certificate (certifying resolutions) for Pomeroy Computer Resources Operations, LLP

5.	Member’s Certificate (certifying resolutions) for:
a)	ARC Staffing Management LLC, a Delaware limited liability company,
b)	ARC Shared Services LLC, a Delaware limited liability company,
c)	ARC Technology Management LLC, a Delaware limited liability company,
d)	Pomeroy Staffing Solutions, LLC (formerly, prior to conversion, Pomeroy Select Advisory Services, Inc., and after conversion, formerly Pomeroy Select Advisory Services, LLC), and
e)	PCR Properties, LLC (formerly, prior to conversion, PCR Properties, Inc., and prior to such conversion, formerly known as, T.I.F.S. Advisory Services, Inc.).

6.	Payment of $50,000 (the “Fifth Amendment Fee”).

Exhibit B

Supplemental Disclosure Schedule

NONE

Exhibit C

EXHIBIT 3

LENDERS’ COMMITMENTS AND PRO-RATA SHARES
PRIOR TO THE EFFECTIVENESS OF THIS AGREEMENT

Subject to the Total Aggregate Facility Limit

LENDER	TOTALS	REVOLVING LOAN COMMIT-MENT	FLOORPLAN LOAN FACILITY	PRO-RATA SHARES
GE Commercial Distribution Finance Corporation	$81,300,000.00	$65,040,000.00	$65,040,000.00	81.300000%
National City Bank	$18,700,000.00	$14,960,000.00	$14,960,000.00	18.700000%
AGGREGATES	$100,000,000.00	$80,000,000.00	$80,000,000.00	100.000000%

Exhibit D

EXHIBIT 3

LENDERS’ COMMITMENTS AND PRO-RATA SHARES
FROM AND AFTER THE EFFECTIVENESS OF THIS AGREEMENT

Subject to the Total Aggregate Facility Limit

LENDER	TOTALS	REVOLVING LOAN COMMIT-MENT	FLOORPLAN LOAN FACILITY	PRO-RATA SHARES
GE Commercial Distribution Finance Corporation	$50,000,000.00	$50,000,000.00	$50,000,000.00	72.7803%
National City Bank	$18,700,000.00	$18,700,000.00	$18,700,000.00	27.2197%
AGGREGATES	$68,700,000.00	$68,700,000.00	$68,700,000.00	100.00000%